SYNERGY RESOURCES CORPORATION



Corporate Management Presentation
NYSE Amex: SYRG
March 2012

Disclaimer: Forward Looking Statements

SYNERGY RESOURCES CORPORATION

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Introductions – Key Senior Executives

SYNERGY RESOURCES CORPORATION

Company's Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past President of Colorado Oil and Gas Association – 1990

- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Trustee of Colorado/Wyoming Petroleum Marketers Association

- **Frank Jennings, *Principal Financial Officer***
  - 20+ years of accounting and finance experience; MBA from Indiana University
  - Joined Synergy full time in March 2011, after serving on a part time basis since 2008
  - Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
  - Ten years as CPA with PriceWaterhouseCoopers in Houston
  - Four years as Audit Manager with The Walt Disney Companies
  - Experience in oil and gas drilling, services, exploration and production

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- George Seward was appointed as a Director in July 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- The management team has significant oil and natural gas experience combined with financial management expertise.

* Denotes independent director.

Company Overview

SYNERGY RESOURCES CORPORATION

- Independent operator in the exploration and production of crude oil and natural gas focusing on the Denver-Julesburg Basin
- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships
- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***
- Favorable oil and gas contracts in place





Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Rapidly Growing Production	167% quarter-over-quarter production growth with a February 2012 exit rate exceeding 1,250 BOED
Concentration in Wattenberg Field	400+ Lower-risk drilling locations on 20 acre spacing units in the Wattenberg Field – 100+ wells in the permitting process, permits valid for 2 years
Upside Potential	Horizontal Drilling in Niobrara & Codell – 120 net potential horizontal wells on four wells per 320 acre spacing in Wattenberg Field
Acreage Expansion	196,388 gross acres (176,185 net)* Average Cost Per Acre: $74 net
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and insiders own 21% of the shares outstanding post the December 2011 offering
Operations	Interests in 168 gross wells (129 net) of which Synergy operates 126

* Includes DeClar Acquisition

Strengths of the Wattenberg Field

- Efficient use of capital
- Build reserves and cash flow to fund future drilling program
- Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara, Codell & Greenhorn

Low Drilling and Completion Costs

Rapid Return on Investment

High Success Rate
(99% of Wells in Wattenberg Field Are Completed)

Low Lifting Costs
($2.67 per BOE)

F & D Costs
($14.76 per BOE)

Horizontal Drilling in Niobrara, Codell & Greenhorn

Liquid-Rich Natural Gas
(High BTU Content)

Long Life Production and Reserves
(30+ Years)

Takeaway Capacity
(Enhanced in Rocky Mountain Region)

81 Vertical Wells Drilled by Synergy Resources

- TK Farms Wells- Sec.36, T7N, R66W- 5 wells producing
- Northridge Wells- Sec.4, T5N, R66W- 6 wells producing
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells producing
- Meyer Wells- Sec.21, T5N, R66W- 7 wells producing
- State Wells- Sec.16, T4N, R67W- 8 wells producing
- M&T Farm Wells- Sec.10, T6N, R65W- 6 wells producing
- Pratt Wells- Sec.29, T1N, R68W- 14 wells producing
- Margil Wells- Sec.3, T3N, R68W- 11 wells producing
- Cletcher Wells- Sec.20, T4N, R68W- 3 wells producing
- Haythorn Wells- Sec.36, T7N, R66W- 5 wells producing
- Leffler Wells- Sec. 26, T7N, R66W- 4 wells producing
- Klein Wells- Sec. 8, T4N, R67W – 6 wells drilled
- Hilfer Wells- Sec. 8, T4N, R67W – 2 wells drilled



N
Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO



WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

SYNERGY RESOURCES CORPORATION

Largest Producers in the Wattenberg and D-J Basin

SYNERGY RESOURCES CORPORATION

- Anadarko Petroleum (NYSE:APC) – Market Cap $43.0B
  - *Believes the play has net resources potential of 500 million to 1.5 billion BOE; believes it has 1,200 – 2,700 future drilling locations with EURs of 300,000-600,000 per well and expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin*
- Bill Barrett Corporation (NYSE:BBG) – Market Cap $1.3B
  - *Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin*
- Bonanza Creek Energy (NYSE:BCEI) -- $756.4mm
  - *IPO'd in December of 2011. Has an internal estimate of 215 horizontal Niobrara drilling locations on approximately 29,000 net acres within the Greater Wattenberg Field. Has been experiencing 24 hour IP rates of approximately 788 BOEPD and 30-day rates of 458 BOEPD. Plans on an "aggressive" 24 well program in the Wattenberg in 2012.*
- PDC Energy (Nasdaq:PETD) – Market Cap $811.2mm
  - *The Niobrara continues to outperform the company's expectations; believes it has 387 horizontal opportunities across 76,900 acres and projects 30 day IP rates to be 400-700 BOEPD and EURs of 300-500 MBOE. Currently operates 1,659 gross wells (vertical and horizontal) in the Wattenberg. Expects to drill 27 horizontal wells with one rig in the region in 2012.*
- EnCana (NYSE:ECA) – Market Cap $14.6B
  - *Among the largest independent producers in the United States with a significant presence in the Wattenberg and Rocky Mountain Region*
- Noble Energy (NYSE:NBL) – Market Cap $18.3B
  - *Holds 400,000 net acres in the Wattenberg, plans to operate 5-6 rigs in 2012 and is targeting 8-10 wells to be completed per month in 2012*
- Marathon Oil (NYSE:MRO) – Market Cap $24.7B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre*

In a 11/15/11 APC research report, Bank of America Merrill Lynch estimates individual horizontal well NPVs of ~$7mm and IRR of ~70% in the Wattenberg Field

Source: Bloomberg, Company Presentations
Market values as February 28, 2012

Leased Acreage

SYNERGY RESOURCES CORPORATION



Northern Weld and Morgan Counties, CO
11,602 net (high liquids)
(Includes DeClar Acquisition)
Chase County, NE
48,321 net (oily)
Hayes County, NE
34,315 net (oily)
Hitchcock County, NE
2,492 net (oily)
Dundy County, NE
23,751 net (oily)
Yuma & Washington Counties, CO
36,280 net (dry gas)
Pending DeClar
Acquisition Acreage
8,700 net (high liquids)
Wattenberg Field, CO
12,230 net (high liquids)
Wyoming
Nebraska
Kansas
Garden
Deuel
Kimball
Cheyenne
Sedgwick
Perkins
Logan
Phillips
Chase
Hayes
Weld
Morgan
Dundy
Yuma
Washington
Adams
Arapahoe
Douglas
Elbert
Lincoln
Kit Carson

- Significant number of vertical wells in the oil and high-liquids portion of the Wattenberg Field in the D-J Basin (Codell/Niobrara/Greenhorn/J-Sands formations)
- Greater Wattenberg Field acreage is highly prospective for horizontal Niobrara, horizontal Codell, and horizontal Greenhorn
- Most of the Nebraska acreage surrounds the Central Kansas Uplift and is highly prospective for Mississippian, Reagan Sandstone, and Pennsylvanian

Niobrara Horizontal Well Participation

SYNERGY RESOURCES CORPORATION



Wattenberg Field
Wyoming
Laramie
Weld
Denver
Adams
Arapahoe
Douglas
Elbert
7N65W
6N65W
Eaton
EATON
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly
28.75% Working Interest: PDC Energy Operated
Leffler 14-1H
W/2 Sec 1, T6N-R66W
25% Working Interest: Noble Energy Operated
Wake E24-77HN
W/2 Sec 24, T6N-R65W

Synergy expects to receive six to ten more AFE's on horizontal wells within the near future

Synergy has elected to participate in two horizontal Niobrara wells with notable operators

- On Jan 30th Noble Energy successfully drilled and is currently completing the Wake E24-77HN
- PDC Energy has permitted the Leffler 14-1H and is expected to drill the well in late March 2012

First Horizontal Niobrara Well with Noble Energy

SYNERGY RESOURCES CORPORATION

On Jan 30, 2012 Noble Energy commenced drilling on Synergy's first horizontal well (Wake E-24-77HN) which is now in completion:

<u>Wake E-24-77HN</u>

- 25 % working interest
- ~ 4,800 ft. horizontal lateral
- 320 acre spacing
- Targeting the Niobrara "B" Bench
- Management anticipates that a 19 stage frac will be used to complete the well


Wake E-24-77HN Well Head

Leveraging New Technology

New technology leads to improved drilling efficiencies, reduced costs and increased production; including:

The use of directional drilling:

- Reduces drilling costs, increases drilling success rates and reduces environmental impact – Pad drilling
- Can drill multiple wells from one pad targeting the J-Sand/Greenhorn/Codell/Niobrara formations

New well completion and stimulation techniques:

- Can triple the extraction of reserves over the life of the well – Refrac potential
- Increases cash flow and investment returns

Advanced horizontal drilling techniques:

- Unlock Niobrara, Codell, and Greenhorn potential



SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Industry Leaders Projected Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source
Anadarko Petroleum (APC)	800 BOEPD	300,000 to 600,000 BOE	Nov 14, 2011 Press Release
Noble Energy (NBL)	530 BOEPD	355,000 BOE	Noble Energy Analyst Conference Nov 2011
PDC Energy (PETD)	386 BOEPD	310,000 BOE	Nov 3, 2011 Press Release

Niobrara



Vertical Well Strategy

SYNERGY RESOURCES CORPORATION

Production Per Zone Per Vertical Well*



Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
J-Sand
Codell
Niobrara
Comingled
Candidate for Refrac
Ye..
Ye..
Ye..
Ye..

* Example is shown for illustrative purposes only and does not represent actual results

Maximizing the Barrels of Oil Equivalent per Vertical Well:

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, Synergy believes it can maximize the BOE's per well and estimates potential ultimate recovery of 120,000 BOEs per well (with refracs)

Analyst Marty Beskow, CFA, of Northland Capital Markets has estimated a $1.1mm NPV per vertical well by exploiting this strategy



SUSSEX
SHANNON
NIOBRARA
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Financial Profile and Recent Developments

SYNERGY RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE Amex: SYRG

(metrics in millions except per share statistics; as of 02/28/12)

- 52 Week Stock Price Range: $2.20 - $4.90
- Share Price As Of Feb 28, 2012: $3.46
- Market Capitalization: $176.97
- Shares Outstanding: 51.15
- Warrants Outstanding:
  - **1.0 mm @ $10, Exp: 12/31/12**
  - **4.1 mm @ $6, Exp: 12/31/12**
  - **9.0 mm @ $6; Exp: 12/31/14**
  - **0.8 mm @ avg $1.62, Exp: 12/31/14**
- Options Outstanding:
  - **2.0 mm @ $1, Exp: 06/11/13**
  - **2.0 mm @ $10, Exp: 06/11/13**
  - **0.7 mm of Employee Options**
- Current Float: 79%
- Avg. Daily Volume (Prior Month): 126,795
- Insiders Ownership: 21%
- Institutional Ownership: 19.4%

OPERATING PROFILE

(metrics in millions and represent MRQ: 1Q 2012)

- Revenue: $4.48
- EBITDA: $2.83; 63%
- Net Income: $1.63 or $0.05 per share
- Cash And Short-term Investments: $7.20
- Debt Outstanding: $5.40
- Total Assets: $68.09

Feb 23, 2012
Announced an agreement to acquire mineral lease interests in approximately 8,700 undeveloped acres in the DJ Basin

Mar 21 & Jul 20, 2011
Closed on Monetization of 3,739 Net Acres for $8.6mm

January 30, 2012
Spudded first horizontal well with Noble Energy: SYRG owns a 25% Working Interest

May 25, 2011
Completion of the Petroleum Exploration and Management Acquisition

Dec 30, 2011
Closed on $40.3mm Public Offering ($37.5mm net) at $2.75 per share

Jul 26, 2011
Lists on NYSE Amex with Ticker Symbol "SYRG"

Nov 30, 2011
Increased Revolving Line of Credit to $15mm

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Revenue Mix for MRQ:
Oil = 71%
Gas = 29%
2Q Feb 2010
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011

Average Sales Price per Quarter:								
	2Q Feb 2010	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011	1Q Nov 2011
Oil (Bbls)	$ 69.44	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03
Gas (Mcf)	$ 7.05	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells


Gross/Net Wells
180
160
140
120
100
80
60
40
20
0
4
11
9
25
17
36
33
40
46
56
89
124
89
141
116
154
129
168
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012

SYRG Total Net Acreage


Net Acreage
200,000
160,000
120,000
80,000
40,000
0
11,075
11,118
11,174
13,556
100,419
103,311
161,019
169,579
176,185*
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012

* Includes pending Declar acquisition of 8,734 net acres

1P Reserve Growth by Year (PV-10)*


$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
* Reserve estimates prepared by Ryder Scott Company
Total 1P PV-10 = $71,757,843
Total 1P PV-10 = $16,557,726
Total 1P PV-10 = $232,957
2009
2010
2011
PV-10 Reserves for Fiscal Year Ended August 31,
PUD
PDNP
PDP

The management team has a well-defined and clear plan for creating shareholder value which includes:

- Continuing to expand our acreage footprint through leases and acquisitions
- Utilizing an aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leveraging management's significant experience and expertise in the basin
- Participating with major producers in the horizontal Niobrara

